EXHIBIT 99.1

Contact:	Investor Contact: Tom Fitzsimmons, tom.fitzsimmons@avid.com, 978-640-3346
Media Contact: Carter Holland, carter.holland@avid.com, 978-640-3172

Avid Announces Fourth Quarter and Full Year 2010 Results
Q4 Revenue Growth of 12%, Highest Since 2006

BURLINGTON, MA., February 4, 2011 — Avid® (NASDAQ: AVID) today reported revenues of $195.3 million for the three-month period ended December 31, 2010, compared to $174.7 million for the same period in 2009. The GAAP net loss for the fourth quarter was $571 thousand, or $0.01 per share, compared to a GAAP net loss of $17.9 million, or $0.48 per share, in the fourth quarter of 2009.

The GAAP net loss for the fourth quarters of 2010 and 2009 included amortization of intangible assets, stock-based compensation, restructuring and other charges, gains on asset sales, acquisition-related costs and related tax adjustments collectively totaling $14.8 million and $16.5 million, respectively. Excluding these items, non-GAAP net income for the fourth quarter of 2010 was $14.2 million, or $0.37 per share, compared to a non-GAAP net loss of $1.4 million, or $0.04 per share, for the fourth quarter of 2009.

“We are pleased to end 2010 on a positive note with year-on-year revenue growth for the quarter and for the year,” said Gary Greenfield, chairman and CEO at Avid.  “Our return to non-GAAP net income for 2010 is a significant milestone in the transformation of the business and we feel well positioned from a product and financial standpoint as we move into 2011.”

Revenues for the twelve-month period ended December 31, 2010 were $678.5 million, compared to revenues of $629.0 million for the same period in 2009. GAAP net loss for 2010 was $37.0 million, or $0.98 per share, compared to a GAAP net loss of $68.4 million, or $1.83 per share, for 2009. GAAP net loss for 2010 and 2009 included amortization of intangible assets, stock-based compensation, restructuring and other charges, gains on asset sales, acquisition-related costs, a legal settlement and related tax adjustments collectively totaling $46.2 million and $55.7 million, respectively.  Excluding these items, non-GAAP net income for 2010 was $9.2 million, or $0.24 per share, compared to a non-GAAP net loss of $12.7 million, or $0.34 per share, for 2009.

GAAP operating loss for 2010 was $36.2 million including amortization of intangible assets, stock-based compensation, restructuring and other charges, a gain on asset sales, acquisition-related costs and a legal settlement collectively totaling $49.8 million.  Excluding these items, our non-GAAP operating profit for 2010 was $13.6 million or 2% of revenue.

A reconciliation of GAAP to non-GAAP results is included in the tables attached to this release.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.  The reconciliation of the GAAP to non-GAAP financial measures that we provide is in the tables attached to this press release.

We consider both GAAP and non-GAAP financial results in managing our business.  Non-GAAP financial measures are used internally, for example, in establishing annual operating budgets, in assessing operating performance and for measuring performance under incentive compensation plans. Non-GAAP financial measures are also used in operating and financial decision-making because we believe these measures reflect our ongoing business and allow meaningful period-to-period comparisons. We believe it is useful for investors and others to also review both GAAP and non-GAAP measures in order to understand and evaluate our current operating performance and future prospects in the same manner as management and to compare in a consistent manner the company’s current financial results with past financial performance. The primary limitations associated with our use of non-GAAP financial measures are that they may not include all items of income and expense that affect our operations and that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, non-GAAP operating profit and non-GAAP net income, do not have standardized meanings.  Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies.   We seek to compensate for this limitation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Conference Call

A conference call to discuss Avid’s fourth quarter 2010 financial results will be held today, February 4, 2011 at 8:00 a.m. EDT. The call will be open to the public and can be accessed by dialing 719.457.2617 and referencing confirmation code 4569475. The call and subsequent replay will also be available on Avid’s website. To listen via this alternative, go to the Investors tab at www.avid.com for complete details prior to the start of the conference call.

Use of Forward-Looking Statements
The contents of this release are subject to the completion and filing of our Annual Report on Form 10-K. This release includes forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. Statements in this press release that relate to future results or events are forward-looking statements and are based on Avid’s current estimates and assumptions.  Forward-looking statements may be identified by use of forward-looking words, such as “anticipate,” ‘believe,” “could,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “feel,” “should,” “will” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including: Avid’s ability to execute on its corporate strategy and meet customer needs, including the ability to produce innovative products in response to rapidly evolving market demand; general economic conditions and conditions within the media industry specifically; competitive factors; pricing pressures; delays in product shipments; and other risk factors and uncertainties disclosed previously and from time to time in Avid’s filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements contained herein represent Avid’s estimates only as of today and should not be relied upon as representing the company’s estimates as of any subsequent date. While Avid may elect to update these forward-looking statements at some point in the future, Avid specifically disclaims any obligation to do so, even if the estimates change.

About Avid

Avid creates the digital audio and video technology used to make the most listened to, most watched and most loved media in the world – from the most prestigious and award-winning feature films, music recordings, television shows, live concert tours and news broadcasts, to music and movies made at home. Some of Avid’s most influential and pioneering solutions include Media Composer®, Pro Tools®, Interplay®, ISIS®, VENUE, Oxygen 8, Sibelius®, System 5, and Pinnacle Studio™.  For more information about Avid solutions and services, visit www.avid.com, del.icio.us, Flickr, Twitter and YouTube; connect with Avid on Facebook; or subscribe to Avid Industry Buzz.

© 2010 Avid Technology, Inc. All rights reserved. Avid, the Avid Logo, Interplay, ISIS, Media Composer, Pinnacle Studio, Pro Tools and Sibelius are trademarks or registered trademarks of Avid Technology, Inc. or its subsidiaries in the United States and/or other countries. The Interplay name is used with the permission of Interplay Entertainment Corp., which bears no responsibility for Avid products. All other trademarks are the property of their respective owners.

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net revenues:
Products	$162,863	$140,140	$559,907	$509,215
Services	32,484	34,539	118,615	119,755
Total net revenues	195,347	174,679	678,522	628,970

Cost of revenues:
Products	74,458	66,588	267,985	243,362
Services	15,117	16,239	56,490	59,754
Amortization of intangible assets	642	568	3,299	2,033
Restructuring costs	-	-	-	799
Total cost of revenues	90,217	83,395	327,774	305,948

Gross profit	105,130	91,284	350,748	323,022

Operating expenses:
Research and development	30,881	30,015	120,229	120,989
Marketing and selling	47,759	46,121	177,178	173,601
General and administrative	16,166	21,322	64,345	61,087
Amortization of intangible assets	2,186	2,732	9,743	10,511
Restructuring and other costs, net	14,918	9,741	20,450	26,873
Gain on sales of assets	(3,502)	(3,553)	(5,029)	(155)
Total operating expenses	108,408	106,378	386,916	392,906

Operating loss	(3,278)	(15,094)	(36,168)	(69,884)

Interest and other income (expense), net	(258)	(94)	(390)	(123)
Loss before income taxes	(3,536)	(15,188)	(36,558)	(70,007)

(Benefit from) provision for income taxes, net	(2,965)	2,733	396	(1,652)

Net loss	($571)	($17,921)	($36,954)	($68,355)

Net loss per common share - basic and diluted	($0.01)	($0.48)	($0.98)	($1.83)

Weighted-average common shares outstanding - basic and diluted	38,101	37,415	37,895	37,293

AVID TECHNOLOGY, INC.
(unaudited - in thousands, except per share data)

Change in Financial Presentation
Beginning January 1, 2010, we are reporting based on a single reporting segment. Comparative results for the 2009 periods have been updated to reflect this new business structure.

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

	Three Months Ended December 31, 2010

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	(Loss) Income	(Benefit) Provision	(Loss) Income
GAAP	$105,130	$108,408	($3,278)	($2,965)	($571)

Amortization of intangible assets	642	(2,186)	2,828		2,828
Restructuring and other costs, net		(14,918)	14,918		14,918
Gain on sales of assets		3,502	(3,502)		(3,502)
Tax adjustment				2,752	(2,752)
Stock-based compensation included in:
Cost of products revenues	162		162		162
Cost of services revenues	232		232		232
Research and development expenses		(523)	523		523
Marketing and selling expenses		(956)	956		956
General and administrative expenses		(1,434)	1,434		1,434

Non-GAAP	$106,166	$91,893	$14,273	($213)	$14,228

Weighted-average shares outstanding - diluted					38,182

Non-GAAP net income per share - diluted					$0.37

	Three Months Ended December 31, 2009

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	(Loss) Income	Provision	Loss
GAAP	$91,284	$106,378	($15,094)	$2,733	($17,921)

Amortization of intangible assets	568	(2,732)	3,300		3,300
Restructuring and other costs, net		(9,741)	9,741		9,741
Acquisition-related costs (a)		(4,159)	4,159		4,159
Gain on sales of assets		3,553	(3,553)		(3,553)
Tax adjustment				585	(585)
Stock-based compensation included in:
Cost of products revenues	193		193		193
Cost of services revenues	286		286		286
Research and development expenses		(717)	717		717
Marketing and selling expenses		(1,074)	1,074		1,074
General and administrative expenses		(1,216)	1,216		1,216

Non-GAAP	$92,331	$90,292	$2,039	$3,318	($1,373)

Weighted-average shares outstanding - diluted					37,415

Non-GAAP net loss per share - diluted					($0.04)

(a)	Represents costs included in general and administrative expenses

AVID TECHNOLOGY, INC.
(unaudited - in thousands, except per share data)

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

	Twelve Months Ended December 31, 2010

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	(Loss) Income	Provision	(Loss) Income
GAAP	$350,748	$386,916	($36,168)	$396	($36,954)

Amortization of intangible assets	3,299	(9,743)	13,042		13,042
Restructuring and other costs, net (a)		(20,450)	20,450		20,450
Acquisition-related costs (b)		(825)	825		825
Legal settlement (b)		(5,600)	5,600		5,600
Gain on sales of assets		4,029	(4,029)		(4,029)
Tax adjustment				3,606	(3,606)
Stock-based compensation included in:
Cost of products revenues	724		724		724
Cost of services revenues	1,054		1,054		1,054
Research and development expenses		(2,227)	2,227		2,227
Marketing and selling expenses		(4,109)	4,109		4,109
General and administrative expenses		(5,807)	5,807		5,807

Non-GAAP	$355,825	$342,184	$13,641	$4,002	$9,249

Weighted-average shares outstanding - diluted					37,963

Non-GAAP net income per share - diluted					$0.24

	Twelve Months Ended December 31, 2009

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	Loss	(Benefit) Provision	Loss
GAAP	$323,022	$392,906	($69,884)	($1,652)	($68,355)

Amortization of intangible assets	2,033	(10,511)	12,544		12,544
Restructuring and other costs, net	799	(26,873)	27,672		27,672
Acquisition-related costs (b)		(4,159)	4,159		4,159
Gain on sales of assets		155	(155)		(155)
Tax adjustment				1,942	(1,942)
Stock-based compensation included in:
Cost of products revenues	859		859		859
Cost of services revenues	1,154		1,154		1,154
Research and development expenses		(2,454)	2,454		2,454
Marketing and selling expenses		(3,596)	3,596		3,596
General and administrative expenses		(5,331)	5,331		5,331

Non-GAAP	$327,867	$340,137	($12,270)	$290	($12,683)

Weighted-average shares outstanding - diluted					37,293

Non-GAAP net loss per share - diluted					($0.34)

(a)	Includes costs of $3.7 million related to exiting our former Tewksbury, Massachusetts headquarters lease
(b)	Represents costs included in general and administrative expenses

Revenue Summary:	Three Months Ended		Twelve Months Ended
	December 31		December 31,
	2010	2009	2010	2009
Video revenues	$117,793	$106,192	$395,853	$375,010
Audio revenues	77,554	68,487	282,669	253,960
Total net revenues	$195,347	$174,679	$678,522	$628,970

AVID TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(unaudited - in thousands)

	December 31,	December 31,
	2010	2009
ASSETS:
Current assets:
Cash and cash equivalents	$42,782	$91,517
Marketable securities	-	17,360
Accounts receivable, net of allowances of $17,403 and $16,347
at December 31, 2010 and 2009, respectively	101,171	79,741
Inventories	108,357	77,243
Deferred tax assets, net	1,068	770
Prepaid expenses	7,688	7,789
Other current assets	16,130	22,516
Total current assets	277,196	296,936

Property and equipment, net	62,519	37,217
Intangible assets, net	29,750	29,235
Goodwill	246,221	227,195
Other assets	10,109	20,455

Total assets	$625,795	$611,038

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable	$47,340	$30,230
Accrued compensation and benefits	41,101	25,281
Accrued expenses and other current liabilities	40,673	55,591
Deferred tax liabilities, net	313	-
Income taxes payable	4,640	3,228
Deferred revenues	40,585	39,107
Total current liabilities	174,652	153,437

Long-term liabilities	25,309	14,483
Total liabilities	199,961	167,920

Stockholders' equity:
Common stock	423	423
Additional paid-in capital	1,005,198	992,489
Accumulated deficit	(496,030)	(444,661)
Treasury stock at cost, net of reissuances	(91,025)	(112,389)
Accumulated other comprehensive income	7,268	7,256
Total stockholders' equity	425,834	443,118

Total liabilities and stockholders' equity	$625,795	$611,038

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited - in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Cash flows from operating activities:
Net loss	($571)	($17,921)	($36,954)	($68,355)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	8,521	8,072	33,547	32,130
(Recoveries of) provision for doubtful accounts	(91)	276	194	1,930
Non-cash provision for restructuring	89	1,042	380	3,140
Gain on sales of assets	(3,502)	(3,553)	(5,029)	(155)
(Gain) loss on disposal of fixed assets	(8)	(3)	(78)	43
Compensation expense from stock grants and options	3,307	3,486	13,921	13,394
Changes in deferred tax assets and liabilities, excluding initial effects of acquisitions	233	381	(1,160)	(1,634)
Changes in operating assets and liabilities, excluding initial effects of acquisitions
Accounts receivable	(11,510)	5,449	(17,847)	24,771
Inventories	(12,328)	14,453	(27,672)	17,766
Prepaid expenses and other current assets	2,358	1,521	8,778	8,980
Accounts payable	2,109	7,471	15,941	739
Accrued expenses, compensation and benefits and other liabilities	25,739	14,295	718	(13,517)
Income taxes payable	(621)	391	1,669	(6,330)
Deferred revenues	(5,947)	(16,824)	816	(26,373)
Net cash provided by (used in) operating activities	7,778	18,536	(12,776)	(13,471)

Cash flows from investing activities:
Purchases of property and equipment	(2,930)	(9,058)	(28,856)	(18,689)
Increase in other long-term assets	(634)	(9,848)	(523)	(11,432)
Payments for business acquisitions, net of cash acquired	-	-	(27,008)	(4,413)
Proceeds from sales of assets	3,502	3,502	4,502	3,502
Proceeds from notes receivable	-	511	-	2,500
Purchases of marketable securities	-	(3,149)	(2,250)	(55,741)
Proceeds from sales of marketable securities	-	10,642	19,605	64,318
Net cash used in investing activities	(62)	(7,400)	(34,530)	(19,955)

Cash flows from financing activities:
Payments related to stock option purchase	-	-	-	(526)
Proceeds from the issuance of common stock under employee stock plans, net	797	535	736	646
Proceeds from revolving credit facilities	5,000	-	5,000	-
Payments on revolving credit facilities	(5,000)	-	(5,000)	-
Payments for credit facility issuance costs	(870)	-	(1,063)	-
Net cash provided by financing activities	(73)	535	(327)	120

Effect of exchange rate changes on cash and cash equivalents	778	1,728	(1,102)	3,031
Net increase (decrease) in cash and cash equivalents	8,421	13,399	(48,735)	(30,275)
Cash and cash equivalents at beginning of period	34,361	78,118	91,517	121,792
Cash and cash equivalents at end of period	$42,782	$91,517	$42,782	$91,517

Non-cash investing activities:
Landlord allowance for leasehold improvements	-	-	$6,036	-
Issuance of common stock for business acquisition	-	-	$5,000	-